NATURE OF BUSINESS AND ORGANIZATION (Details Narrative) - USD ($)		12 Months Ended
	Mar. 06, 2023	Jul. 31, 2024	Jul. 31, 2023
Plan of Reorganization, Terms of Plan	the Company issued to RQS Capital 1,500,000 shares of our common stock and paid a cash price of $350,000 (the “Share Exchange”). Pursuant to the Exchange Agreement, the Company also issued a total of 700,000 shares of our common stock to nine employees or affiliates of Roshing to induce continued services to Roshing.
Cash		$ 413,129	$ 256,342
Working capital		(788,354)	284,542
Revenues		8,617,265	452,409
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest		(110,320)	356,089
Working capital		788,354	(284,542)
Net Income (Loss), Including Portion Attributable to Noncontrolling Interest		$ 110,320	$ (356,089)
RQS [Member]
Equity Method Investment, Ownership Percentage		90.00%